UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTE: THE FOLLOWING IS A FORM OF EMAIL MESSAGE TO BE SENT TO PARTICIPANTS IN THE UTC EMPLOYEE SAVINGS PLAN

From: SPECIMEN

Sent:

To:

Subject: UNITED TECHNOLOGIES CORPORATION Annual Meeting

PROXYVOTE.COM

IMPORTANT REMINDER TO VOTE YOUR UTC SHARES

2014 UNITED TECHNOLOGIES CORPORATION Annual Meeting of Shareholders

MEETING DATE: April 28, 2014

RECORD DATE: March 3, 2014

CUSIP NUMBER: 913017109

Dear UTC Shareowner,

Participants in the ESOP and the Common Stock Fund under the UTC Employee Savings Plan should have received mailed copies of UTC’s 2014 Proxy Statement and the Annual Report for 2013.

YOUR VOTE IS VERY IMPORTANT. If you have not already voted your shares, please use the “CONTROL NUMBER” provided below in this email to vote your shares as soon as you have had an opportunity to review the Proxy Materials for 2014. Voting is confidential, as described in UTC’s Proxy Statement.

This e-mail represents all shares in the following account(s).

NAME
[fund name]	[number of shares held]

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view UTC’s Proxy Materials for 2014 at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/XXXXXXX

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

—Your PIN is your              number.

—If you have forgotten your PIN or if your PIN is not accepted, please follow the “ForgotPIN” instructions on ProxyVote.com.

This year’s meeting will be held on April 28, 2014. UTC Savings Plan participants must submit their voting instructions by 11:00 a.m., Eastern Daylight Time, on April 24, 2014, to allow time for tabulation of the votes of all participants and communication of those instructions to the Savings Plan Trustee, who will vote shares held by Savings Plan Participants.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

UTC’s Proxy Materials for 2014 can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/913017/20140303/NPS_196458/

Annual Report

https://materials.proxyvote.com/Approved/913017/20140303/AR_196449/

This email has been sent at UTC’s request by Broadridge Financial Solutions, the independent tabulator of votes for UTC’s 2014 Annual Meeting of Shareowners.

If you would like to receive electronic delivery of annual meeting materials in the future, you can enroll at http://www.InvestorDelivery.com. If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

XXXXXX

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder. Please do not send any e-mail to ID@ProxyVote.com.

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